EXHIBIT 10.9b

SECOND AMENDED AND RESTATED

PARTNERSHIP INTEREST PLEDGE AGREEMENT

THIS SECOND AMENDED AND RESTATED PARTNERSHIP INTEREST PLEDGE AGREEMENT, dated as of November 16, 2011, is executed and delivered by PSS World Medical, Inc., a Florida corporation (“PSS”), and PSS Holding, Inc., a Florida corporation (“PSS Holding”, and, together with PSS, collectively, “Pledgor”), in favor of Bank of America, N.A., as the agent (the “Agent”) for the Secured Parties (as defined in the Credit and Security Agreement defined below).

WITNESSETH:

WHEREAS, Pledgor is the record and beneficial owner of the partnership interests described in Exhibit A hereto (the “Pledged Interests”) in Physician Sales & Service Limited Partnership, a Florida limited partnership (the “Limited Partnership”); and

WHEREAS, Pledgor, the Limited Partnership, and certain affiliates of Pledgor, as borrowers (collectively, the “Borrowers”), certain other affiliates of Pledgor, as guarantors, the financial institutions party thereto from time to time, (the “Lenders”), and the Agent have entered into a Second Amended and Restated Credit and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to Borrowers (the “Loans”); and

WHEREAS, in accordance with the terms of the Loan Documents and as a condition precedent to the Lenders’ obligation to make Loans under the Credit and Security Agreement, and as security for all of the Obligations, the Lenders are requiring that Pledgor execute and deliver this Agreement and grant the security interest contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to enter into the Credit and Security Agreement and make the loans under the Credit and Security Agreement, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Credit and Security Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Act” shall mean the Securities Act of 1933, as amended, and the regulations promulgated from time to time thereunder.

“Agreement” shall mean this Second Amended and Restated Partnership Interest Pledge Agreement, including all amendments, restatements, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Bankruptcy Code” shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Event of Default” shall have the meaning assigned to such term in the Credit and Security Agreement.

“Obligations” shall have the meaning assigned to such term in the Credit and Security Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2 hereof.

2. Pledge. Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Agent, for the benefit of the Secured Parties, a security interest in all of the following (collectively, the “Pledged Collateral”):

2.1 the Pledged Interests and the certificates, if any, representing the Pledged Interests, and all dividends, distributions, cash, instruments, investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

2.2 all additional partnership interests of the Limited Partnership from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Pledged Interests), and the certificates, if any, representing such additional interests, and all dividends, distributions, cash, instruments, investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests; and

2.3 all proceeds of any of the foregoing.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the payment and performance of all of the Obligations.

4. Delivery of Pledged Collateral. All certificates, if any, representing or evidencing the Pledged Interests shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

5. Representations and Warranties. Pledgor hereby represents and warrants to the Agent that:

5.1 Pledgor is, and at the time of delivery of the Pledged Securities to the Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien created by this Agreement and Permitted Liens.

5.2 The Pledged Interests included in the Pledged Collateral constitute the percentage of the partnership interests of the Limited Partnership as is set forth on Exhibit A attached hereto. All of the Pledged Interests have been authorized and approved by all necessary general partner and limited partner action on the part of the Limited Partnership and have been issued in accordance with applicable law, and the Pledgor has been duly admitted as a partner of the Limited Partnership to the full extent of the Pledged Interests. All required contributions to capital in respect of such Pledged Interests have been fully and indefeasibly paid to the Limited Partnership. The Pledgor has no liability or contingent liability to the Limited Partnership in respect of such Pledged Interests or further requirements to make contributions to capital at any time in the future. There are no existing options or commitments of any kind or nature or any outstanding securities or other instruments convertible into partnership interests of any class of the Limited Partnership.

5.3 Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Agent as provided herein.

5.4 None of the Pledged Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. Pledgor’s execution and delivery of this Agreement and the pledge of the Pledged Collateral hereunder do not, directly or indirectly, violate or result in a violation of any such laws,

5.5 None of the Pledged Interests included in the Pledged Collateral is, as of the date of this Agreement, Margin Security (as such term is defined in 12 C.F.R. Section 220) and Pledgor shall, promptly after learning thereof, notify the Agent of any Pledged Collateral which is or becomes Margin Security and execute and deliver in favor of the Agent any and all instruments, documents and agreements (including, but not limited to Forms U-1) necessary to cause the pledge of such Margin Security to comply with all Applicable Laws, rules and regulations.

5.6 No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor either (a) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

5.7 The execution and delivery of this Agreement, together with the delivery of certificates, if any, evidencing the Pledged Interests and the filing of appropriate financing statements executed and delivered by Pledgor to the Agent in connection herewith, will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no other Lien or security interest.

5.8 This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general principles of equity.

5.9 None of the Pledged Collateral constituting membership interests in a limited liability company or general or limited partnership interests in a limited partnership or limited liability partnership is, nor has any Pledgor elected to designate any of the Pledged Collateral as, a “security” under (and as defined in) Article 8 of the UCC, unless the applicable Pledgor has caused such Pledged Collateral to become certificated and has delivered to Agent all certificates or other documents evidencing or representing such Pledged Collateral, accompanied by powers, all in form and substance satisfactory to Agent.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Pledgor covenants and agrees that until the later to occur of (a) the Termination Date, and (b) the Fully Payment of the Obligations (other than unasserted indemnity obligations and obligations in connection with any Bank Products as to which arrangements satisfactory to the applicable Bank Product Provider have been made or that are not then due and payable) and the termination of the Commitments:

6.1 Except as provided herein or in the Credit and Security Agreement, without the prior written consent of the Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged or any unpaid dividends or other distributions or payments with respect thereto or grant or suffer to exist a Lien in any therein.

6.2 Pledgor will not, subsequent to the date of this Agreement, cause or permit the Limited Partnership to issue any additional partnership interests or securities convertible into partnership interests, unless and except upon first having obtained the prior written consent of the Agent thereto, except that the Limited Partnership may issue additional interests to Pledgor provided that such interests are pledged to the Agent as required by this Agreement.

6.3 Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may reasonably request in order to ensure to the Agent the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including authorizing the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Agent, and will cooperate with the Agent, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral. Pledgor hereby authorizes the Agent to file such Uniform Commercial Code financing statements, describing the Pledged Collateral, in the records of such jurisdictions as the Agent may determine to be necessary or desirable to perfect and preserve the Agent’s Liens in and to the Pledged Collateral.

6.4 Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent thereon against the claim of any Person and will maintain and preserve such Liens.

6.5 Pledgor will, upon obtaining any additional partnership interests of the Limited Partnership which are not already Pledged Collateral, promptly (and in any event within fifteen (15) Business Days) deliver to the Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a “Pledge Amendment”), in respect of the additional Pledged Interests to confirm the pledge of such additional Pledged Interests pursuant to this Agreement; provided, however, that the failure of Pledgor to execute and deliver any such Pledge Amendment shall not prevent such additional Pledged Interests from being subject to the Lien created by this Agreement. Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

6.6 Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral owned by it before the same become delinquent or become liens upon any of the Pledged Collateral (or, in no event, more than twenty (20) days following the date on which such delinquency or lien becomes effective) except where such taxes, assessments and charges may be contested in good faith by appropriate proceedings.

6.7 If any of the Pledged Collateral constituting membership interests in a limited liability company or general or limited partnership interests in a limited partnership or limited liability partnership is hereafter designated by the relevant Pledgor as a “security” under (and as defined in) Article 8 of the UCC, cause such Pledged Collateral to be certificated

7. Distributions; Etc.

7.1 Assignment of Right of Pledgor to Receive Distributions. For so long as no Event of Default exists hereunder or under the Credit and Security Agreement, Pledgor shall have the right to receive cash distributions declared and paid with respect to the Pledged Collateral, to the extent such distributions are permitted by the Credit and Security Agreement. Any and all liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding partnership interest of the Limited Partnership or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Limited Partnership may be a party or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by Pledgor, shall be received in trust for benefit of the Agent, and, if requested by the Agent, shall be segregated from the other property and funds of Pledgor, and shall forthwith be delivered to the Agent to be held subject to the terms of this Agreement.

7.2 Holding Pledged Collateral; Exchanges. The Agent may hold any of the Pledged Collateral, endorsed or assigned in blank, and may deliver any of the Pledged Collateral to the issuer thereof for the purpose of making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Agent may deem desirable. The Agent shall have the right, in its discretion and without notice to the Pledgor, if necessary to perfect its security interest or at any time after the occurrence of an Event of Default, to transfer to or register in the name of the Agent or any of its nominees, any or all of the Pledged Collateral; provided that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Pledged Collateral pursuant to any exercise of remedies under Section 8 hereof, Pledgor shall continue to be the beneficial owner of the Pledged Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

7.3 Termination of Pledgor’s Right to Receive Distributions. During the existence of an Event of Default, all rights of Pledgor to receive any cash distributions pursuant to Section 7.1 hereof shall cease, and all such rights shall thereupon become vested in the Agent, and the Agent shall have the sole and exclusive right to receive and retain the distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7.1 hereof. In such event, Pledgor shall pay over to the Agent any distributions received by it with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 7.3 shall be retained by the Agent as Pledged Collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions hereof. If, notwithstanding the foregoing, Pledgor receives any cash distributions in respect of the Pledged Collateral following the occurrence and during the continuance of any Event of Default, Pledgor agrees that such distributions shall have been received and held in trust and shall be segregated from the other assets of the Pledgor, and Pledgor shall pay over to the Agent, promptly following receipt thereof, all of such cash distributions so received or which it may otherwise recover, and any and all money and other property paid over to or received by the Agent shall be retained by the Agent as Pledged Collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions hereof.

8. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the following rights and remedies:

8.1 All of the rights and remedies of a secured party under the UCC of the State where such rights and remedies are asserted, or under other Applicable Law all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by Applicable Law, in addition to any other rights and remedies contained in this Agreement.

8.2 The Agent may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, to the extent permitted by Applicable Law, at any time or times (a) apply any cash distributions received by the Agent pursuant to Section 7.3 hereof to the Obligations, and (b) if following such application there remains outstanding any Obligations, sell the remaining Pledged Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the extent permitted by Applicable Law all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Pledged Collateral shall be applied first to the reasonable costs, expenses and attorneys’ fees and expenses incurred by the Agent for collection and for acquisition, completion, protection, removal, sale and delivery of the Pledged Collateral; and then to the Obligations in the manner set forth in the Credit and Security Agreement. If any deficiency shall arise, Pledgor shall be liable therefor. Notwithstanding any provision in this Agreement to the contrary, the Agent waives any right to compel Pledgor to accept or be deemed to have accepted any proposal to accept Collateral in satisfaction of all or part of the Obligations under Section 9- 620(c)(2)(A)-(C) of the UCC, as in effect on or after July 1, 2001.

8.3 In addition thereto, Pledgor further agrees that in the event that notice is necessary under Applicable Law, written notice mailed to Pledgor in the manner specified in Section 16 of this Agreement ten (10) days prior to the date of the disposition of the Pledged Collateral subject to the security interest created herein at any such public sale or sale at any broker’s board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Pledged Collateral will be made, shall constitute commercially reasonable and fair notice.

8.4 If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent in its discretion (a) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (b) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

8.5 Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in Section 8.4, the Agent may, in its discretion and at its sole expense, elect to register any or all of the Pledged Collateral under the Act (and any applicable state securities law). Pledgor, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

8.6 Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives, to the extent permitted by Applicable Law, the benefit of all such laws. Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

8.7 Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. Power of Attorney; Proxy.

9.1 Upon the occurrence and during the continuation of an Event of Default, Pledgor irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as its true and lawful attorney (and the Agent-in-fact) and the Agent, or the Agent’s agent, may in connection with any exercise of the remedies available to it, without notice to Pledgor, and at such time or times thereafter as the Agent or said the Agent, in its discretion, may determine, in the name of Pledgor or the Agent: (a) transfer the Pledged Collateral on the books of the issuer thereof, with full power of substitution in the premises; (b) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Agent’s possession to the extent they constitute Pledged Collateral; and (c) do all acts and things necessary, in the Agent’s discretion, to fulfill the obligations of Pledgor under this Agreement.

9.2 Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent, or its nominee, upon three Business Days’ notice to Pledgor, shall have the sole and exclusive right, if and to the extent not prohibited by applicable law, to exercise all voting powers pertaining to any and all of the Pledged Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Agent, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Agent of any of its rights and remedies under this Section shall not be deemed a disposition of Pledged Collateral under Article 9 of the UCC nor an acceptance by the Agent of any of the Pledged Collateral in satisfaction of any of the Obligations.

10. Waiver. No delay on the Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent’s rights as against Pledgor in any respect.

11. Assignment. The Agent and the Lenders may assign, endorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Credit and Security Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

12. Termination. This Agreement shall terminate and be of no further force or effect upon Full Payment of the Obligations (other than unasserted indemnity obligations and obligations in connection with any Bank Products as to which arrangements satisfactory to the applicable Bank Product Provider have been made or that are not then due and payable) and the termination of the Commitments. Upon such termination of this Agreement, the Agent shall deliver to Pledgor the Pledged Collateral at such time subject to this Agreement and then in the Agent’s possession or control and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

13. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14. Miscellaneous. This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent and its successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of Georgia, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Agent and Pledgor.

15. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

16. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance with the terms of Section 15.8 of the Credit and Security Agreement.

17. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

18. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

19. Amendments and Restatements. This Agreement amends and restates that certain Amended and Restated Partnership Pledge Agreement dated May 20, 2003, by Pledgor in favor of the Agent (the “Existing Partnership Pledge Agreement”). All rights, benefits, indebtedness, interests, liabilities and obligations of Pledgor and the Agent under the Existing Partnership Pledge Agreement are hereby renewed, amended and restated in their entirety according to the terms and provisions set forth herein, and nothing contained herein shall constitute a novation of the Existing Partnership Pledge Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

PSS WORLD MEDICAL, INC.

By:	/s/ David D. Klarner
David D. Klarner, Vice President and Treasurer

PSS HOLDING, INC.

By:	/s/ David D. Klarner
David D. Klarner, Vice President and Treasurer

SECOND AMENDED AND RESTATED PARTNERSHIP INTEREST PLEDGE AGREEMENT

EXHIBIT A

to the

Second Amended and Restated Partnership Interest Pledge Agreement

Attached to and forming a part of that certain Second Amended and Restated Partnership Interest Pledge Agreement dated as of November 16, 2011 executed and delivered by PSS World Medical, Inc., and PSS Holding, Inc., to Bank of America, N.A., as Agent.

Pledgor	Issuer	Class of Stock	Certificate Number	Authorized Shares	Shares Issued and Outstanding	Percentage Pledged
PSS Holding, Inc.	Physician Sales & Service Limited Partnership	Limited Partnership Interest	N/A	N/A	N/A	99%
PSS World Medical, Inc.	Physician Sales & Service Limited Partnership	Limited Partnership Interest	N/A	N/A	N/A	1%

EXHIBIT B

to the

Second Amended and Restated Partnership Interest Pledge Agreement

PLEDGE AMENDMENT

This Pledge Amendment, dated November 16th, 2011, is delivered pursuant to Section 6.5 of the Partnership Pledge Agreement referred to below. The undersigned hereby (a) pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Agent, for the benefit of the Secured Parties, a security interest in the partnership interests set forth on Annex I attached hereto (the “Additional Interests”) and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Interests, all on the terms and conditions set forth in that certain Amended and Restated Partnership Interest Pledge Agreement, dated as of November 16, 2011 (the “Pledge Agreement”), executed and delivered by the undersigned, as Pledgor, to Bank of America, N,A., as Agent, which terms and conditions are hereby incorporated herein by reference; (b) agrees that this Pledge Amendment may be attached to the Pledge Agreement; and (c) agrees that the Additional Interests listed on this Pledge Amendment shall be deemed to be a part of the Pledged Interests under the Pledge Agreement, shall become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations referred to in the Pledge Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Pledge Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

PSS WORLD MEDICAL, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

Annex I

Issuer	Class of Interest	Certificate Number(s)	Number of Units	Percentage of Units Issued and Outstanding